Business combination (Tables)	12 Months Ended
Dec. 31, 2021
Business combination
Schedule of allocation of the purchase price as of the date of acquisition

Amount
RMB
Net assets acquired (i)	16,408
Identifiable and amortizable intangible assets (note 8)
-Non-competed agreements	6,740
-Trademarks	1,070
Goodwill	31,188
Deferred tax liabilities	(1,953)
Noncontrolling interests (ii)	(23,453)

Total	30,000

i.	Net assets acquired primarily included cash consideration from RMB20,000 from subscription of new shares.
ii.	Fair value of the noncontrolling interests was estimated based on the equity value of Yuancui derived by the purchase consideration, adjusted for a discount for control premium.

Schedule of acquisition of Deyu and Jiuyi

The acquisition of Deyu and Jiuyi that constitute business combinations are summarized as follows:

Amount
RMB
Net assets acquired (Note)	58,578

Note: Net assets acquired primarily included cash and deposits with real estate developers.